                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

  Filed by the Registrant /X/

  Filed by a Party other than the Registrant / /

  Check the appropriate box:
  / /  Preliminary Proxy Statement
  / / Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
  /X/  Definitive Proxy Statement
  / /  Definitive Additional Materials
  / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               CNS BANCORP, INC.
               ------------------------------------------------
               (Name of Registrant as specified in its Charter)

               ------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
       N/A
       -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
       N/A
       -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       N/A
       -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
       N/A
       -----------------------------------------------------------------------
     (5) Total fee paid:
       0
       -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
       N/A
       -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
       N/A
       -----------------------------------------------------------------------
     (3) Filing Party:
       N/A
       -----------------------------------------------------------------------
     (4) Date Filed:
       N/A
       -----------------------------------------------------------------------

                                    [LOGO]



                                March 19, 1999


Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of CNS Bancorp, Inc. The meeting will be held at the main office of City National Savings Bank, FSB at 427 Monroe Street, Jefferson City, Missouri, on Tuesday, April 20, 1999, at 2:00 p.m., local time.

     The notice of annual meeting of shareholders and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Williams-Keepers, LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                    Sincerely,

                                    /s/ Robert E. Chiles

                                    Robert E. Chiles
                                    President and Chief Executive Officer

                               CNS BANCORP, INC.
                               427 MONROE STREET
                        JEFFERSON CITY, MISSOURI 65101
                                (573) 634-3336

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 20, 1999

--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of CNS Bancorp, Inc. will be held at the main office of City National Savings Bank, FSB at 427 Monroe Street, Jefferson City, Missouri, on Tuesday, April 20, 1999, at 2:00 p.m., local time, for the following purposes:

     (1)   To elect two directors, each for a term of three years;

     (2) To ratify the appointment of Williams-Keepers, LLP as independent auditors of CNS Bancorp for the fiscal year ending December 31, 1999; and

     (3) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on March 1, 1999 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ David L. Jobe

                              David L. Jobe
                              Secretary


Jefferson City, Missouri
March 19, 1999


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                                      OF
                               CNS BANCORP, INC.
                               427 MONROE STREET
                        JEFFERSON CITY, MISSOURI 65101

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 20, 1999

--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CNS Bancorp, Inc. (the "Company") to be used at the 1999 annual meeting of shareholders of the Company. The Company is the holding company for City National Savings Bank, FSB ("City National"). The annual meeting will be held at City National's main office at 427 Monroe Street, Jefferson City, Missouri on Tuesday, April 20, 1999, at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders on or about March 19, 1999.

--------------------------------------------------------------------------------

                          VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

     SHAREHOLDERS ENTITLED TO VOTE. Shareholders of record as of the close of business on March 1, 1999 are entitled to notice of, and to vote at, the annual meeting. As of March 1, 1999, the Company had 1,443,046 shares of common stock issued and outstanding. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

     QUORUM. The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the annual meeting for purposes of determining the existence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     VOTING. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the annual meeting. When a proxy card is returned properly signed and dated, the shares represented by that proxy will be voted in accordance with the instructions on the proxy card. When a proxy card is returned with no instructions indicated, the shares represented by that proxy will be voted as recommended by the Board of Directors. If a shareholder of record attends the annual meeting, he or she may vote by ballot. "Street name" shareholders who wish to vote at the annual meeting will need to obtain a proxy form from the institution that holds their shares.

     The Board recommends a vote:

     .    FOR the election of the nominees for director; and

     . FOR the ratification of the appointment of Williams-Keepers, LLP as the Company's auditors.

     The two directors to be elected at the annual meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Shareholders are not permitted to cumulate their votes for the election of directors. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the two nominees receiving the most votes will be elected.

     Ratification of the appointment of Williams-Keepers, LLP will require the affirmative vote of a majority of the shares present in person or by proxy at the annual meeting. Abstentions will have the same effect as a vote against the ratification of the appointment of the auditors, while broker non-votes will be treated as being not present for purposes of voting on such matter and will have no effect on the voting.

     REVOCATION OF A PROXY. Shareholders who execute proxies retain the right to revoke them at any time before they are voted. You may revoke your proxy by delivering written notice in person or by mail to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the annual meeting. Attendance at the annual meeting will not automatically revoke a proxy, but a shareholder in attendance may request a ballot and vote in person, which will revoke a prior granted proxy.

     PARTICIPANTS IN CITY NATIONAL'S ESOP. If you participate in the City National Savings Bank, FSB Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in your plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of common stock allocated to the participant's plan account are to be voted. Unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

--------------------------------------------------------------------------------

                                STOCK OWNERSHIP

--------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Company's common stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of March 1, 1999, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of the Company's common stock. To the Company's knowledge, no other person or entity owned more than 5% of the Company's outstanding common stock at March 1, 1999.

     The following table also sets forth, as of March 1, 1999, information as to the shares of the Company's common stock beneficially owned by each director, by the Chief Executive Officer of the Company and by all executive officers and directors of the Company as a group.

                                               NUMBER              PERCENT OF
                                             OF SHARES               SHARES
BENEFICIAL OWNER                       BENEFICIALLY OWNED (A)      OUTSTANDING
----------------                       ----------------------      -----------
BENEFICIAL OWNERS OF MORE THAN 5%              131,653                 9.1%
City National Savings Bank, FSB
Employee Stock Ownership Plan Trust

DIRECTORS AND CHIEF EXECUTIVE OFFICER
Richard E. Caplinger                            17,314                 1.2
Robert E. Chiles (b)                            32,177                 2.2
Michael A. Dallmeyer                            12,314                  *
John C. Kolb                                     9,314                  *
James F. McHenry                                16,995                 1.2
Ronald D. Roberson                              17,314                 1.2

All Executive Officers and Directors
  as a group (9 persons)                       153,727                10.5

---------------------------------
*    Less than 1% of shares outstanding.
(a) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses or other immediate family members, shares held in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. The amounts shown also include the following amounts of common stock which the indicated individuals have the right to acquire within 60 days of March 1, 1999 through the exercise of stock options: Mr. Caplinger, 1,653; Mr. Chiles, 6,600; Mr. Dallmeyer, 1,653; Mr. Kolb, 1,653; Mr. McHenry, 1,653; Mr. Roberson, 1,653; and all executive officers and directors as a group, 20,665. Shares held in accounts under City National's ESOP, as to which the holders have voting power but not investment power, are included as follows: Mr. Chiles, 7,271 shares; all executive officers and directors as a group, 17,389 shares. The table does not include 43,368 unvested shares of restricted stock held by a trust under the Company's 1997 Management Recognition and Development Plan for which the non-employee directors serve as trustees and exercise voting power. Participants in the plan have no voting or investment power for restricted shares awarded under the plan until such shares vest in accordance with plan provisions. After vesting, the participant has sole investment and voting power.
(b)  Mr. Chiles is also Chief Executive Officer of the Company.


--------------------------------------------------------------------------------

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

     The Company's Board of Directors consists of six members. The Board of Directors note with great regret that Director James E. Whaley passed away this past year. Following his passing, the size of the Board of Directors was reduced from seven to six members. The six directors are divided into three classes with three-year staggered terms, with one third of the directors elected each year. Two directors will be elected at the annual meeting to serve for a three-year period, or until their respective successors have been elected and qualified. The nominees for election this year are Robert E. Chiles and John C. Kolb. The nominees are current members of the Boards of Directors of the Company and City National.

     It is intended that the proxies solicited by the Board of Directors will be voted "FOR" the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. CHILES AND KOLB.

     The following table sets forth certain information regarding the nominees for election at the annual meeting, as well as information regarding those directors continuing in office after the annual meeting. Unless otherwise indicated, the principal occupation for each person below has been his occupation for the past five years.

                                                                 YEAR FIRST
                                                                   ELECTED     TERM TO
NAME                  AGE(1)       PRINCIPAL OCCUPATION          DIRECTOR(2)    EXPIRE
----                  ------       --------------------          -----------   -------

                                     BOARD NOMINEES
Robert E. Chiles       64      President and Chief Executive        1967         2002(3)
                               Officer of City National since
                               1974, President and Chief
                               Executive Officer of the
                               Company since 1996.

John C. Kolb           51      President and part-owner of          1989         2002(3)
                               Jefferson City Oil Co., Inc.,
                               an oil and fuel distributor,
                               since 1973.

                                 DIRECTORS CONTINUING IN OFFICE

James F. McHenry       69      Retired Circuit Court Judge          1964         2000
                               for Cole County.

Ronald D. Roberson     61      Owner of R.D. Roberson &             1983         2000
                               Associates, a financial and
                               management consulting firm
                               founded in 1990.

Richard E. Caplinger   66      Retired in 1996 as owner of          1975         2001
                               Caplinger's Inc., a men's
                               clothing store.  Chairman of
                               the Board of Directors since
                               1993 and Chairman of the
                               Company since 1996.

Michael A. Dallmeyer   47      Partner in the law firm of           1994         2001
                               Hendren and Andrae,
                               Jefferson City, Missouri since
                               1977.


-------------------------------------
(1)  As of December 31, 1998.
(2)  Includes prior service on the Board of Directors of City National.
(3)  Assuming the individual is re-elected.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Company and City National conduct their business through meetings of the boards and through their committees. During the fiscal year ended December 31, 1998, the Board of Directors of the Company held 13 meetings and the Board of Directors of City National held 12 meetings. No director of the Company or City National attended fewer than 75% of the total meetings of the boards and committees on which such person served during this period.

      The entire Board of Directors of the Company serves as the Audit Committee and meets with the Company's outside auditor to discuss the results of the annual audit and any related matters. The Audit Committee met one time during the fiscal year ended December 31, 1998.

     The Budget and Salary Committee, consisting of Directors McHenry (Chairman) and Kolb, is responsible for reviewing and approving the annual operating budget and the business plan of the Company. The Budget and Planning Committee establishes the overall compensation budget and establishes the compensation for the executive officers. The Budget and Salary Committee met two times during the fiscal year ended December 31, 1998.

     The Board of Directors of the Company acts as a nominating committee for selecting the nominees for election as directors. The Board of Directors met one time in its capacity as nominating committee to select nominees for election at the annual meeting.

DIRECTORS' COMPENSATION

     Directors of City National currently receive a monthly retainer of $1,000. Director Roberson participates in City National's medical and dental insurance plans at his own expense. No separate fees are paid for service on the Board of Directors of the Company.

     During the year ended December 31, 1997, each non-employee director received a grant of 3,305 shares of restricted stock at no cost to the director under the Company's 1997 Management Recognition and Development Plan. Each non-employee director also received options to acquire 8,265 shares of common stock at an exercise price of $15.625 under the Company's 1997 Stock Option Plan.
Both the restricted stock and the stock options vest ratably over a five-year period.

--------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

     The following information is furnished for the Chief Executive Officer of the Company. No other executive officer of the Company or City National received salary and bonus in excess of $100,000 during the year ended December 31, 1998.

                                                                                       LONG-TERM COMPENSATION
                                                ANNUAL COMPENSATION                             AWARDS
                                     --------------------------------------------    --------------------------
                                                                                     RESTRICTED     SECURITIES
                                                                OTHER ANNUAL           STOCK       UNDERLYING      ALL OTHER
NAME AND POSITION            YEAR    SALARY ($)   BONUS ($)  COMPENSATION ($) (1)      AWARD ($)     OPTIONS (#)  COMPENSATION ($)
-----------------            ----    ----------   ---------  --------------------    ------------   -----------   ----------------
Robert E. Chiles             1998     $99,100     $   --          $12,000(2)          $     --             --        $20,401(4)
   Chief Executive Officer   1997      96,100         --           12,000              258,281(3)      33,000         18,907
   and President             1996      93,700         --           12,000                   --             --         17,900


------------------------------------
(1) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(2)  Consists of directors' fees.
(3) Represents the total value of the award of 16,530 shares of restricted stock on June 17, 1997, which award will vest ratably over a five-year period. At December 31, 1998, the value of the unvested restricted stock award was $147,950. Dividends are paid on the restricted stock.
(4)  Consists of employer contributions to ESOP.

OPTION EXERCISE/VALUE TABLE

     The following information with respect to options exercised during the fiscal year ended December 31, 1998 and remaining unexercised at the end of the fiscal year is presented for Mr. Chiles.


                                                         NUMBER OF SECURITIES                    VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED                   IN-THE-MONEY OPTIONS
                       SHARES                                  OPTIONS                         AT FISCAL YEAR END ($)(1)
                    ACQUIRED ON        VALUE        -------------------------------         --------------------------------
NAME                EXERCISE (#)     REALIZED ($)   EXERCISABLE       UNEXERCISABLE         EXERCISABLE        UNEXERCISABLE
                    -----------      -----------    -----------       -------------         -----------        -------------
Robert E. Chiles        --             $  --           6,600              26,400               $  --                $  --

-------------------
(1) Value of unexercised in-the-money options equals market value of shares covered by in-the-money options on December 31, 1998 less the option exercise price. Options are in-the-money if the market value of the shares covered by the option is greater than the option exercise price.

EMPLOYMENT AGREEMENTS

     On June 11, 1996, the Company and City National (collectively, the "Employers") entered into a three-year employment agreement with Mr. Chiles. Mr. Chiles' base salary under the agreement currently is $99,000, which amount is paid by City National and may be increased at the discretion of the Board of Directors or an authorized committee of the board. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended for an additional year. The agreement is terminable by the Employers at any time or upon the occurrence of certain events specified by federal regulations.

     The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Chiles is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Company purchases shares of common stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

     The severance payment from the Employers will equal 2.99 times Mr. Chiles' average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within ten business days following the termination of employment. Assuming that a change in control had occurred at December 31, 1998, Mr. Chiles would be entitled to a severance payment of approximately $296,000. Section 280G of the Internal Revenue Code of 1986, as amended, states that severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

     The agreement restricts Mr. Chiles' right to compete against the Employers for a period of one year from the date of termination of the agreement if Mr. Chiles voluntarily terminates employment, except in the event of a change in control.

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

     Federal regulations require all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee) and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of City National's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Company's policy is not to make any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public and to have the Board of Directors approve all loans to executive officers and directors.

--------------------------------------------------------------------------------

             PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF AUDITORS

--------------------------------------------------------------------------------

     The Board of Directors has appointed Williams-Keepers, LLP, independent public accountants, to serve as the Company's independent auditors for the fiscal year ending December 31, 1999, subject to the ratification by shareholders. A representative of Williams-Keepers, LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, other independent public accountants will be considered by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

--------------------------------------------------------------------------------

                                 OTHER MATTERS

--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the annual meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the annual meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------

                                 MISCELLANEOUS

--------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation.

     The Company's Annual Report to Shareholders has been mailed to all shareholders of record as of the close of business on March 1, 1999. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD AS OF MARCH 1, 1999 UPON WRITTEN REQUEST TO DAVID L. JOBE, CORPORATE SECRETARY, CNS BANCORP, INC., 427 MONROE STREET, JEFFERSON CITY, MISSOURI 65101.

--------------------------------------------------------------------------------

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

--------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Company, the Company believes that, during the fiscal year ended December 31, 1998, its reporting officers, directors and greater than 10% shareholders properly and timely complied with all applicable filing requirements.

--------------------------------------------------------------------------------

                             SHAREHOLDER PROPOSALS

--------------------------------------------------------------------------------

     Proposals of shareholders intended to be presented at the annual meeting expected to be held in 2000 must be received by the Company no later than November 19, 1999 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Company's Certificate of Incorporation provides that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 31 days' notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders. Based on the date of the 1999 annual meeting, the Company anticipates that, in order to be timely, stockholder nominations or proposals intended to be made at the 2000 annual meeting must be made by March 21, 2000. The Certificate of Incorporation specifies the information that must accompany any such stockholder notice. Copies of the Certificate of Incorporation may be obtained from the Secretary of the Company.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ David L. Joe

                              David L. Jobe
                              Corporate Secretary

Jefferson City, Missouri
March 19, 1999

                                REVOCABLE PROXY

                               CNS BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 20, 1999

                                --------------

  The undersigned hereby appoints the Board of Directors of CNS Bancorp, Inc. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the main office of City National Savings Bank, FSB at 427 Monroe Street, Jefferson City, Missouri, on Tuesday, April 20, 1999, at 2:00 p.m., local time, and at any and all postponements and adjournments thereof, as indicated on the reverse hereof.

  This proxy also provides voting instructions to the Trustees of the City National Savings Bank, FSB Employee Stock Ownership Plan for participants with shares allocated to their accounts.

  This proxy will be voted as directed, but if no instructions are specified this proxy will be voted for the propositions stated. If any other business is presented at the Annual Meeting, this proxy will be voted by the proxy holders in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the proxy holders to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.

  This proxy is continued on the reverse side. Please sign on the reverse side and return promptly.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.
1. The election as                        2. The           FOR AGAINST ABSTAIN
 directors of the                          ratification of [_]   [_]     [_]
 nominees listed                           Williams-
 below (except as                          Keepers, LLP as
 marked to the                             independent
 contrary below).                          auditors of CNS
                                           Bancorp for the
                                           fiscal year
                                           ending December
                                           31, 1999

                              VOTE
                       FOR  WITHHELD
                       [_]    [_]
 Robert E. Chiles
 John C. Kolb                             3. In their discretion, upon such
                                           other matters as may properly come
                                           before the meeting.

INSTRUCTIONS: To withhold your vote         Should the undersigned be present
for any individual nominee, write         and elect to vote at the Annual
the nominee's name on the line            Meeting or at any adjournment or
below.                                    postponement thereof and after
                                          notification to the Secretary of the
                                          Company at the Annual Meeting of the
                                          shareholder's decision to terminate
                                          this proxy, then the power of said
                                          attorneys and proxies shall be
                                          deemed terminated and of no further
                                          force and effect.

------------------------------------
                                            The undersigned acknowledges
                                          receipt from the Company prior to
                                          the execution of this proxy of the
                                          Notice of Annual Meeting of
                                          Shareholders, a Proxy Statement
                                          dated March 19, 1999 and the 1998
                                          Annual Report to Shareholders.

                                          Please sign exactly as your name ap-
                                          pears on the enclosed card. When
                                          signing as attorney, executor, ad-
                                          ministrator, trustee or guardian,
                                          please give your full title. If
                                          shares are held jointly, each holder
                                          should sign.

                                          Dated: ________________________, 1999
                                          ________________ ____________________
                                           Print Name of      Print Name of
                                            Shareholder        Shareholder
                                          ________________ ____________________
                                            Signature of       Signature of
                                            Shareholder        Shareholder

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                           POSTAGE-PREPAID ENVELOPE.